Exhibit 99.1
  News                          General Motors
                                Corporation           GM Communications
                                                      Detroit, Mich., USA
                                                      media.gm.com
  For Release: 1:45 p.m. ET
  May 1, 2008


                     GM Reports 260,922 Deliveries in April
     (Monthly comparison percentages are sales day-adjusted unless noted.)

  o   Retail Car Sales Up 6 Percent
  o Chevrolet Car Retail Sales Up 24 Percent Led By a 147 Percent Increase in Malibu, 17 Percent Rise in Cobalt, 13 Percent Increase in Aveo and
      8 Percent Hike in Impala  Sales
  o Pontiac Retail Car Sales Up 6 Percent With a 39 Percent Increase in Vibe, 3 Percent Climb in G5 and G6 Sales
  o   Buick Retail Trucks Up 32 Percent Led By 4,000 Enclave Crossover Sales

DETROIT - GM dealers in the United States delivered 260,922 vehicles in April. Retail car and crossover sales were up more than 9 percent. A sharp sales increase in fuel efficient cars and crossovers could not make up for soft truck demand and a sharp decline in fleet deliveries impacted by the American Axle strike. On a non-adjusted basis, retail sales were down 11.5 percent and total sales for the month were down 16 percent.

On an adjusted basis, total sales declined 22.7 percent.

Dealer inventories were at their lowest level since September 2005 with about 824,000 vehicles in stock, down about 206,000 vehicles compared to last April, and down more than 84,000 vehicles compared with December 2007.

"Consumer preference is shifting and we're shifting with it as evidenced by our strong car and crossover sales. Our new products such as the Chevrolet Malibu, Cadillac CTS and Buick Enclave were hot throughout the month," said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. "Throughout the industry, truck sales have been soft. We've been able to match the current economic slowdown with historically low total inventories, and as we look for ways to increase car and crossover production, we are improving our competitive position for the economic recovery."


MORE

Chevrolet Malibu total sales were up 29 percent with retail sales up 147 percent, Aveo sales were up 14 percent total and 13 percent retail, and Cobalt sales were up 16 percent total and 17 percent retail. Pontiac Vibe total sales were up 36 percent and retail sales were up 39 percent compared with April 2007. Saturn Aura was up 19 percent total and 16 percent retail, and the Astra had its fourth consecutive month of increasing sales with more than 900 vehicles sold. In the luxury car segment, the award-winning Cadillac CTS saw total sales increase 8 percent with a strong retail increase of 12 percent.

GM's popular crossover Buick Enclave, GMC Acadia and Saturn Outlook together accounted for nearly 13,000 retail vehicle sales in the month, an increase of 7 percent compared with the same month last year. There were more than 6,600 Acadia, 4,000 Enclave and 2,300 Outlook retail sales. The Saturn Vue had a total sales increase of about 600 vehicles compared with April 2007.

"Our sales performance in mid-cars and crossovers shows the power of new products to attract consumers - even in a tough market," LaNeve added. "So as the mix shifts from trucks to cars, we're ready in our dealers' showrooms with vehicles that provide industry-leading value, great fuel economy and the best warranty coverage of any full-line automaker."

Certified Used Vehicles

April 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 44,479 vehicles, up nearly 7 percent from April 2007 results. Year-to-date sales are 168,087 vehicles, down 7 percent from the same period last year.


GM Certified Used Vehicles, the industry's top-selling certified brand, posted April sales of 38,861 vehicles, up 6 percent from last April. Cadillac Certified Pre-Owned Vehicles sold 3,565 vehicles, up 27 percent. Saturn Certified Pre-Owned Vehicles sold 1,159 vehicles, down 21 percent. Saab Certified Pre-Owned Vehicles sold 727 vehicles, up 14 percent, and HUMMER Certified Pre-Owned Vehicles sold 167 vehicles, up 109 percent.


MORE

"Our certified sales momentum continued in April, as GM Certified Used Vehicles sales grew for the fourth consecutive month, a 6 percent increase over last April's results," said LaNeve. "The Cadillac, Saab and HUMMER Certified Pre-Owned Vehicles programs also generated robust increases as consumers take advantage of the great value and peace-of-mind assurances that come with the purchase of certified GM vehicles."

GM North America Reports April 2008 Production, 2008 Second-Quarter Production Forecast Revised to 950,000 Vehicles

In April, GM North America produced 242,000 vehicles (128,000 cars and 114,000 trucks). This is down 93,000 vehicles or 28 percent compared to April 2007 when the region produced 335,000 vehicles (120,000 cars and 215,000 trucks). (Production totals include joint venture production of 22,000 vehicles in April 2008 and 16,000 vehicles in April 2007.)

Approximately 130,000 units of production have been lost in April due to the American Axle work stoppage. Since the dispute began in late February, approximately 230,000 units of production have been lost. GMNA has revised its forecast for 2008 second-quarter production to 950,000 vehicles, down 130,000 units from the prior forecast to reflect April production losses. Due to the current American Axle work stoppage, there is considerable uncertainty with regard to the second quarter production forecast.

Yesterday, GM's annual total vehicle sales forecast for the industry was revised to an expected mid-to-high 15 million vehicle SAAR. The previous forecast provided in January of this year was in the low-16 million unit range. The revision reflects actual industry sales rates for the first four months of 2008 and the current assessment of the recovery of the U.S. economy.

MORE

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 266,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 35 countries. In 2007, nearly
9.37 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.


Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #


 Contact:

 John McDonald
 GM Corporate News
 313-667-3714 (office)
 313-418-2139 (mobile)
 john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following vehicle deliveries:

-------------------------------------------------------------------------------
*S/D Curr:  26                April                    (Calendar Year-to-Date)
                                                          January - April
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
*S/D Prev:  24         2008      2007  Volume   S/D       2008     2007  Volume
-------------------------------------------------------------------------------
Vehicle Total        260,922   311,687  -16.3  -22.7 1,066,642 1,220,780  -12.6
Car Total            120,824   121,009   -0.2   -7.8   450,168   470,932   -4.4
Light Truck Total    136,814   186,545  -26.7  -32.3   607,846   735,064  -17.3
Light Vehicle Total  257,638   307,554  -16.2  -22.7 1,058,014 1,205,996  -12.3
Truck Total          140,098   190,678  -26.5  -32.2   616,474   749,848  -17.8
-------------------------------------------------------------------------------
GM Vehicle Deliveries by Marketing Division`
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008      2007  Volume   S/D       2008     2007  Volume
-------------------------------------------------------------------------------
Buick Total           12,665    13,234   -4.3  -11.7    50,499    56,577  -10.7
Cadillac Total        14,359    16,839  -14.7  -21.3    61,024    63,664   -4.1
Chevrolet Total      157,187   185,759  -15.4  -21.9   637,465   734,452  -13.2
GMC Total             31,854    41,748  -23.7  -29.6   135,783   152,409  -10.9
HUMMER Total           2,380     4,375  -45.6  -49.8    12,243    17,379  -29.6
**Other-Isuzu Total        0     1,059  ***.*  ***.*         0     4,082  ***.*
Pontiac Total         24,009    26,346   -8.9  -15.9    96,386   105,417   -8.6
Saab Total             1,580     2,350  -32.8  -37.9     8,048     9,770  -17.6
Saturn Total          16,888    19,977  -15.5  -22.0    65,194    77,030  -15.4
-------------------------------------------------------------------------------
GM Vehicle Total     260,922   311,687  -16.3  -22.7 1,066,642 1,220,780  -12.6
-------------------------------------------------------------------------------
GM Car Deliveries by Marketing Division
-------------------------------------------------------------------------------
                                        %Chg  %Chg per                    %Chg
                       2008      2007  Volume   S/D       2008     2007  Volume
-------------------------------------------------------------------------------
Buick Total            8,470     9,547  -11.3  -18.1    34,285    39,805  -13.9
Cadillac Total         9,734    10,374   -6.2  -13.4    40,617    37,016    9.7
Chevrolet Total       71,511    65,425    9.3    0.9   252,952   252,585    0.1
Pontiac Total         22,408    24,032   -6.8  -13.9    88,253    95,027   -7.1
Saab Total             1,358     1,997  -32.0  -37.2     6,468     8,045  -19.6
Saturn Total           7,343     9,634  -23.8  -29.6    27,593    38,454  -28.2
-------------------------------------------------------------------------------
GM Car Total         120,824   121,009   -0.2   -7.8   450,168   470,932   -4.4
-------------------------------------------------------------------------------
GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008      2007  Volume   S/D       2008     2007  Volume
-------------------------------------------------------------------------------
Buick Total            4,195     3,687   13.8    5.0    16,214    16,772   -3.3
Cadillac Total         4,625     6,465  -28.5  -34.0    20,407    26,648  -23.4
Chevrolet Total       84,590   118,824  -28.8  -34.3   380,610   476,703  -20.2
GMC Total             29,656    40,184  -26.2  -31.9   131,058   146,871  -10.8
HUMMER Total           2,380     4,375  -45.6  -49.8    12,243    17,379  -29.6
Pontiac Total          1,601     2,314  -30.8  -36.1     8,133    10,390  -21.7
Saab Total               222       353  -37.1  -41.9     1,580     1,725   -8.4
Saturn Total           9,545    10,343   -7.7  -14.8    37,601    38,576   -2.5
-------------------------------------------------------------------------------
GM Light Truck Total 136,814   186,545  -26.7  -32.3   607,846   735,064  -17.3
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
* Twenty-six selling days (S/D) for the April period this year and twenty-four for the last year.
-------------------------------------------------------------------------------
** Prior to Aug '07, includes American Isuzu Motors, Inc., dealer deliveries of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors Inc.

Effective Aug '07, GM only includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.
-------------------------------------------------------------------------------

                                      2-1P
                      GM Car Deliveries - (United States)
                                   April 2008

-------------------------------------------------------------------------------
                              April                    (Calendar Year-to-Date)
                                                          January - April
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008      2007  Volume   S/D      2008      2007  Volume
-------------------------------------------------------------------------------
Selling Days (S/D)      26        24                      26        24
-------------------------------------------------------------------------------
Century                   0          1  ***.*  ***.*         0         5  ***.*
LaCrosse              3,686      3,791   -2.8  -10.2    15,121    14,394    5.1
LeSabre                   0         70  ***.*  ***.*         0       121  ***.*
Lucerne               4,784      5,672  -15.7  -22.1    19,164    25,259  -24.1
Park Avenue               0         13  ***.*  ***.*         0        26  ***.*
 Buick Total          8,470      9,547  -11.3  -18.1    34,285    39,805  -13.9
-------------------------------------------------------------------------------
CTS                   5,406      4,644   16.4    7.5    22,103    15,409   43.4
DTS                   2,316      3,707  -37.5  -42.3    11,534    14,654  -21.3
DeVille                   0         40  ***.*  ***.*         0        71  ***.*
STS                   1,882      1,815    3.7   -4.3     6,463     6,249    3.4
XLR                     130        168  -22.6  -28.6       517       633  -18.3
 Cadillac Total       9,734     10,374   -6.2  -13.4    40,617    37,016    9.7
-------------------------------------------------------------------------------
Aveo                  5,822      4,716   23.5   14.0    18,129    19,944   -9.1
Cavalier                  0         33  ***.*  ***.*         0        57  ***.*
Classic                   0         16  ***.*  ***.*         0        17  ***.*
Cobalt               18,636     14,899   25.1   15.5    66,660    56,848   17.3
Corvette              3,190      3,227   -1.1   -8.8     9,968    11,403  -12.6
Impala               26,728     28,171   -5.1  -12.4    98,478   108,876   -9.6
Malibu               17,050     12,218   39.5   28.8    59,133    48,270   22.5
Monte Carlo              85      2,056  -95.9  -96.2       581     6,955  -91.6
SSR                       0         89  ***.*  ***.*         3       215  -98.6
 Chevrolet Total     71,511     65,425    9.3    0.9   252,952   252,585    0.1
-------------------------------------------------------------------------------
Bonneville                0         88  ***.*  ***.*         0       130  ***.*
G5                    2,030      1,837   10.5    2.0     7,409     7,430   -0.3
G6                   11,192     11,144    0.4   -7.3    57,143    46,780   22.2
G8                    2,126          0  ***.*  ***.*     2,903         0  ***.*
GTO                       5        700  -99.3  -99.3        19     2,587  -99.3
Grand Am                  0         59  ***.*  ***.*         0        99  ***.*
Grand Prix            1,487      5,582  -73.4  -75.4     4,837    22,405  -78.4
Solstice              1,153      1,605  -28.2  -33.7     3,944     5,225  -24.5
Sunfire                   0         28  ***.*  ***.*         0        39  ***.*
Vibe                  4,415      2,989   47.7   36.3    11,998    10,332   16.1
 Pontiac Total       22,408     24,032   -6.8  -13.9    88,253    95,027   -7.1
-------------------------------------------------------------------------------
9-2X                      0          9  ***.*  ***.*         1        90  -98.9
9-3                   1,098      1,738  -36.8  -41.7     5,469     6,613  -17.3
9-5                     260        250    4.0   -4.0       998     1,342  -25.6
 Saab Total           1,358      1,997  -32.0  -37.2     6,468     8,045  -19.6
-------------------------------------------------------------------------------
Astra                   909          0  ***.*  ***.*     2,386         0  ***.*
Aura                  5,579      4,323   29.1   19.1    21,961    17,751   23.7
ION                      12      4,191  -99.7  -99.7       263    16,746  -98.4
Saturn L Series           0          2  ***.*  ***.*         0         2  ***.*
Sky                     843      1,118  -24.6  -30.4     2,983     3,955  -24.6
 Saturn Total         7,343      9,634  -23.8  -29.6    27,593    38,454  -28.2
-------------------------------------------------------------------------------
 GM Car Total       120,824    121,009   -0.2   -7.8   450,168   470,932   -4.4
-------------------------------------------------------------------------------

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   April 2008

-------------------------------------------------------------------------------
                              April                    (Calendar Year-to-Date)
                                                          January - April
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008      2007  Volume   S/D      2008      2007  Volume
-------------------------------------------------------------------------------
Selling Days (S/D)      26        24                      26        24
-------------------------------------------------------------------------------
Enclave               4,120         52  ***.*  ***.*    15,832        52  ***.*
Rainier                  14        970  -98.6  -98.7        88     2,559  -96.6
Rendezvous                0      1,926  ***.*  ***.*         9    11,679  -99.9
Terraza                  61        739  -91.7  -92.4       285     2,482  -88.5
 Buick Total          4,195      3,687   13.8    5.0    16,214    16,772   -3.3
-------------------------------------------------------------------------------
Escalade              1,935      2,690  -28.1  -33.6     8,602    11,290  -23.8
Escalade ESV            873      1,227  -28.9  -34.3     4,021     5,108  -21.3
Escalade EXT            372        632  -41.1  -45.7     1,666     2,713  -38.6
SRX                   1,445      1,916  -24.6  -30.4     6,118     7,537  -18.8
 Cadillac Total       4,625      6,465  -28.5  -34.0    20,407    26,648  -23.4
-------------------------------------------------------------------------------
Astro                     0          9  ***.*  ***.*         0        25  ***.*
Chevy C/T Series         25         36  -30.6  -35.9        69        95  -27.4
Chevy W Series          243        292  -16.8  -23.2       678       938  -27.7
Colorado              5,185      7,088  -26.8  -32.5    20,935    26,857  -22.1
Equinox               5,851      7,113  -17.7  -24.1    28,840    30,009   -3.9
Express Cutaway/G Cut   985      1,767  -44.3  -48.5     4,731     5,432  -12.9
Express Panel/G Van   3,479      6,355  -45.3  -49.5    19,421    22,547  -13.9
Express/G Sportvan      328      2,107  -84.4  -85.6     4,145     5,946  -30.3
HHR                   6,168      6,811   -9.4  -16.4    28,783    28,856   -0.3
Kodiak 4/5 Series       670        976  -31.4  -36.6     2,651     3,321  -20.2
Kodiak 6/7/8 Series     148        206  -28.2  -33.7       505       810  -37.7
S/T Blazer                0          5  ***.*  ***.*         0         7  ***.*
Suburban (Chevy)      4,722      6,287  -24.9  -30.7    18,316    25,957  -29.4
Tahoe                 8,139     11,535  -29.4  -34.9    33,848    46,410  -27.1
TrailBlazer           2,858     10,576  -73.0  -75.1    26,708    42,208  -36.7
Uplander              6,439      5,199   23.9   14.3    21,799    20,459    6.5
Venture                   0         17  ***.*  ***.*         0        25  ***.*
................................................................................
Avalanche             3,205      4,519  -29.1  -34.5    13,074    19,814  -34.0
Silverado-C/K Pickup 37,231     49,436  -24.7  -30.5   160,010   202,151  -20.8
Chevrolet Fullsize
  Pickups            40,436     53,955  -25.1  -30.8   173,084   221,965  -22.0
................................................................................
 Chevrolet Total     85,676    120,334  -28.8  -34.3   384,513   481,867  -20.2
-------------------------------------------------------------------------------
Acadia                6,831      7,487   -8.8  -15.8    27,506    19,191   43.3
Canyon                1,233      2,069  -40.4  -45.0     5,340     7,276  -26.6
Envoy                 1,172      3,440  -65.9  -68.6     9,648    14,189  -32.0
GMC C/T Series           55         84  -34.5  -39.6       164       329  -50.2
GMC W Series            244        418  -41.6  -46.1       976     1,507  -35.2
Safari (GMC)              0          2  ***.*  ***.*         0        13  ***.*
Savana Panel/G Classic  817      1,284  -36.4  -41.3     3,425     4,623  -25.9
Savana Special/G Cut  1,494      1,292   15.6    6.7     5,183     3,953   31.1
Savana/Rally             75        178  -57.9  -61.1       496       574  -13.6
Sierra               13,196     16,849  -21.7  -27.7    57,403    64,639  -11.2
Topkick 4/5 Series    1,366        640  113.4   97.0     2,251     2,221    1.4
Topkick 6/7/8 Series    533        422   26.3   16.6     1,334     1,481   -9.9
Yukon                 2,952      4,424  -33.3  -38.4    13,249    19,276  -31.3
Yukon XL              1,886      3,159  -40.3  -44.9     8,808    13,137  -33.0
 GMC Total           31,854     41,748  -23.7  -29.6   135,783   152,409  -10.9
-------------------------------------------------------------------------------

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   April 2008

-------------------------------------------------------------------------------
                              April                    (Calendar Year-to-Date)
                                                          January - April
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008      2007  Volume   S/D      2008      2007  Volume
-------------------------------------------------------------------------------
Selling Days (S/D)      26        24                      26        24
-------------------------------------------------------------------------------
HUMMER H1                 1         14  -92.9  -93.4        11        70  -84.3
HUMMER H2               573        954  -39.9  -44.6     2,961     4,045  -26.8
HUMMER H3             1,806      3,407  -47.0  -51.1     9,271    13,264  -30.1
 HUMMER Total         2,380      4,375  -45.6  -49.8    12,243    17,379  -29.6
-------------------------------------------------------------------------------
Other-Isuzu F Series      0        141  ***.*  ***.*         0       618  ***.*
Other-Isuzu H Series      0         22  ***.*  ***.*         0        52  ***.*
Other-Isuzu N Series      0        896  ***.*  ***.*         0     3,412  ***.*
 Other-Isuzu Total        0      1,059  ***.*  ***.*         0     4,082  ***.*
-------------------------------------------------------------------------------
Aztek                     0         13  ***.*  ***.*         0        25  ***.*
Montana                   0         13  ***.*  ***.*         0        26  ***.*
Montana SV6               5        209  -97.6  -97.8        27       743  -96.4
Torrent               1,596      2,079  -23.2  -29.1     8,106     9,596  -15.5
 Pontiac Total        1,601      2,314  -30.8  -36.1     8,133    10,390  -21.7
-------------------------------------------------------------------------------
9-7X                    222        353  -37.1  -41.9     1,580     1,725   -8.4
 Saab Total             222        353  -37.1  -41.9     1,580     1,725   -8.4
-------------------------------------------------------------------------------
Outlook               2,379      3,592  -33.8  -38.9     8,929     8,646    3.3
Relay                    18        163  -89.0  -89.8       118       674  -82.5
VUE                   7,148      6,588    8.5    0.2    28,554    29,256   -2.4
 Saturn Total         9,545     10,343   -7.7  -14.8    37,601    38,576   -2.5
-------------------------------------------------------------------------------
 GM Truck Total     140,098    190,678  -26.5  -32.2   616,474   749,848  -17.8
-------------------------------------------------------------------------------

                        GM Production Schedule - 5/01/08


                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2008 Q2 # *     388     562     950    509      288     616      2,363    20    37      310
O/(U) prior
forecast:@      (20)   (110)   (130)     0        0       0       (130)   (1)    2        0
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---  ------  ------  ----   -------   -----  ---------   ---- -----
   2002
1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----    -----   -----      -----   ---   ---
    CY        2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

   2003
1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121   16     20       NA
              -----   -----   -----  -----    -----   -----      -----   ---   ---
    CY        2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

   2004
1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----    -----   -----      -----   ---   ---    -----
    CY        1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

   2005
1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----    -----   -----      -----   ---   ---    -----
    CY        1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

   2006
1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----    -----   -----      -----   ---   ---    -----
    CY        1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

   2007
1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr.        402     740   1,142    464      233     571      2,410    12    42      264
3rd Qtr.        367     653   1,020    396      251     489      2,156    11    39      252
4th Qtr.  @     358     684   1,042    457      253     627      2,380    11    45      323
              -----   -----   -----  -----    -----   -----      -----   ---   ---    -----
    CY        1,526   2,741   4,267  1,828      960   2,231      9,286    49   161    1,126

   2008
1st Qtr.        360     525     885    493      243     612      2,233    12    42      336
2nd Qtr. # *    388     562     950    509      288     616      2,363    20    37      310
             ---------------------------------------------------------


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors
    (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.